Report Name - 10F-3

Fund - CGCM High Yield Investments

                                Period : 09/01/05 through 02/28/05



                           Issuer Name : Blockbuster Inc.
                                         (maturity = 09/01/12)
                            Trade Date : 08/13/04
                        Selling Dealer : JP Morgan Chase
                Total Shares Purchased : 320,000.00
                        Purchase Price : 100.000
                    % Received by Fund : 0.11%
                        % of Issue (1) : 0.11%


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.




                           Issuer Name : IMCO Recycling
                                        (maturity = 11/15/14)
                            Trade Date : 10/29/04
                        Selling Dealer : Deutche Bank
                Total Shares Purchased : 100,000.00
                        Purchase Price : 100.000
                    % Received by Fund : 2.50%
                        % of Issue (1) : 3.20%


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.




                           Issuer Name : Qwest Corp.
                                        (maturity = 09/11/11)
                            Trade Date : 08/12/04
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 22,500.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.04%
                        % of Issue (1) : 0.04%


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.





                           Issuer Name : Vanguard Health
                                        (maturity = 10/01/14)
                            Trade Date : 09/17/04
                        Selling Dealer : Bank of America
                Total Shares Purchased : 500,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.09%
                        % of Issue (1) : 0.09%


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.






                           Issuer Name : Gaylord Entertainment
                            Trade Date : 11/17/04
                        Selling Dealer : Deutche Bank
                Total Shares Purchased : 315,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.14%
                        % of Issue (1) : 3.696%
            Other participant Accounts : 8,000,000.00
                          Issue Amount : 225,000,000.00
              Total Received All Funds : 8,315,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.






                           Issuer Name : Rogers Wireless Inc.
                            Trade Date : 11/19/04
                        Selling Dealer : JP Morgan Chase
                Total Shares Purchased : 700,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.175%
                        % of Issue (1) : 0.425%
            Other participant Accounts : 1,000,000.00
                          Issue Amount : 400,000,000.00
              Total Received All Funds : 1,700,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.





                           Issuer Name : Neenah Paper
                            Trade Date : 11/18/04
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 300,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.133%
                        % of Issue (1) : 0.356%
            Other participant Accounts : 500,000.00
                          Issue Amount : 225,000,000.00
              Total Received All Funds : 800,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.




                           Issuer Name : Goodman Global Holdings
                            Trade Date : 12/15/04
                        Selling Dealer : UBS
                Total Shares Purchased : 700,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.175%
                        % of Issue (1) : 0.175%


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering



                           Issuer Name : Roger Cable
                            Trade Date : 11/18/04
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 200,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.071%
                        % of Issue (1) : 0.357%
            Other participant Accounts : 800,000.00
                          Issue Amount : 280,000,000.00
              Total Received All Funds : 1,000,000

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Issuer Name : Alliance Imaging
                            Trade Date : 12/09/04
                        Selling Dealer : Deutche Bank
                Total Shares Purchased : 100,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.067%
                        % of Issue (1) : 0.457%
            Other participant Accounts : 585,000.00
                          Issue Amount : 150,000,000.00
              Total Received All Funds : 685,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Issuer Name : Tenneco
                            Trade Date : 11/09/04
                        Selling Dealer : Bank of America
                Total Shares Purchased : 130,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.026%
                        % of Issue (1) : 3.011%
            Other participant Accounts : 14,925,000.00
                          Issue Amount : 500,000,000.00
              Total Received All Funds : 15,055,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Issuer Name : Owen Brockway Glass
                            Trade Date : 11/23/04
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 150,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.038%
                        % of Issue (1) : 0.788%
            Other participant Accounts : 3,000,000.00
                          Issue Amount : 400,000,000.00
              Total Received All Funds : 3,150,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Issuer Name : Community Health Systems Inc.
                            Trade Date : 12/09/04
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 380,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.127%
                        % of Issue (1) : 3.667%
            Other participant Accounts : 10,622,000.00
                          Issue Amount : 300,000,000.00
              Total Received All Funds : 11,002,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Issuer Name : K & F Acquisition
                            Trade Date : 11/05/04
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 386,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.123%
                        % of Issue (1) : 3.668%
            Other participant Accounts : 1,750,000.00
                          Issue Amount : 315,000,000.00
              Total Received All Funds : 2,136,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Issuer Name : Levi Strauss
                            Trade Date : 12/16/04
                        Selling Dealer : Bank of America
                Total Shares Purchased : 300,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.067%
                        % of Issue (1) : 0.067%


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering









                                    ID :
                           Issuer Name : Bell South Corp
                            Trade Date : 11/8/04
                        Selling Dealer : Jp Morgan
                Total Shares Purchased : 70,000.00
                        Purchase Price : 99.76
                    % Received by Fund : 0.009%
                        % of Issue (1) : 0.009%


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.







                           Issuer Name : European Investment Bank
                            Trade Date : 01/06/05
                        Selling Dealer : Nomura Securities
                Total Shares Purchased : 110,000.00
                        Purchase Price : 99.84
                    % Received by Fund : 3.667%
                        % of Issue (1) : 3.667%


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering





                           Issuer Name : Chesapeake Energy Corp.
                            Trade Date : 12/01/04
                        Selling Dealer : Deutch Bank
                Total Shares Purchased : 40,000.00
                        Purchase Price : 99.06
                    % Received by Fund : 0.007%
                        % of Issue (1) : 2.000%
        Other Participant Accounts (2) : 11,960,000              -
                      Issue Amount (2) : 600,000,000.00
          Total Received All Funds (2) : 12,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.






                           Issuer Name : Wellpoint Inc
                                         (maturity 12/15/34)
                            Trade Date : 12/06/04
                        Selling Dealer : Bank of America
                Total Shares Purchased : 150,000.00
                        Purchase Price : 99.980
                    % Received by Fund : 0.030%
                        % of Issue (1) : 0.030%


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering